                                                                    Exhibit 3.16


                                                                     054455-0664

[GRAPHIC]
Prescribed by                                                       Approved 20
Bob Taft, Secretary of State                                        Date 2-29-96
30 East Broad Street, 14th Floor                                    Fee  $85.00*
Columbus, Ohio 43266-0418                                           96030103201
Form LCA (July 1994)

                            ARTICLES OF ORGANIZATION

                (Under Section 1705.04 of the Ohio Revised Code)
                            Limited Liability Company

     The undersigned, desiring to form a limited liability company, under Chapter 1705 of the Ohio Revised Code, do hereby state the following:

FIRST: The name of said limited liability company shall be

                      Diversified Opportunities Group Ltd.
--------------------------------------------------------------------------------
(the name must include the words "limited liability company", "limited", "Ltd" or "Ltd.")

SECOND: This limited liability company shall exist for a period of

                             Until December 31, 2036
--------------------------------------------------------------------------------

THIRD: The address to which interested persons may direct requests for copies of any operating agreement and any bylaws of this limited liability company is:

                      1231 Main Avenue
         -------------------------------------------------------------
                          (street or post office box)

                     Cleveland, Ohio                     44113
         -------------------------------------------------------------
         (city, village or township) (state)           (zip code)

[ ]  Please check this box if additional provision are attached hereto

     Provisions attached hereto are incorporated herein and made a part of these articles of organization.

                                                                     05445-00665

FOURTH: Purpose (optional)

IN WITNESS WHEREOF, we have hereunto subscribed our names, this 20th day of February, 1996.

                           SEE ATTACHED SIGNATURE PAGE


Signed:                                  Signed:
       ------------------------------           --------------------------------


Signed:                                  Signed:
       ------------------------------           --------------------------------


Signed:                                  Signed:
       ------------------------------           --------------------------------

(If insufficient space for all signatures, please attach a separate sheet containing additional signatures)

                                  INSTRUCTIONS

1. The fee for filing Articles of Organization for a limited liability company is $85.00.

2. Articles will be returned unless accompanied by a written appointment of agent signed by all or a majority of the members of the limited liability company which must include a written acceptance of the appointment by the named agent.

3.   A limited liability company must be formed by a minimum of two persons.

4. Any other provisions that are from the operating agreement or that are not inconsistent with applicable Ohio law and that the members elect to set out in the articles for the regulation of the affairs of the limited liability company may be attached.

                                             [Ohio Revised Code Section 1705.04]

                                                                     054475-0666

                      Diversified Opportunities Group Ltd.

                  Signature Page for Articles of Organization

The undersigned have hereunto subscribed their names as Members of Diversified Opportunities Group Ltd.

THE OPPORTUNITIES TRUST,                   JACOBS ENTERTAINMENT
U/A/D 2-1-96                               LTD., an Ohio limited
                                           liability company


By: /s/Gary L. Bryenton                    By: /s/ Jeffrey P. Jacobs
    ----------------------------               ---------------------------------
    Gary L. Bryenton                           Jeffrey P. Jacobs,
     Co-Trustee                                 Managing Member


And:/s/ Jeffrey P. Jacobs,
    ----------------------------
    Jeffrey P. Jacobs,
     Co-Trustee

                                                                      05445-0667

[GRAPHIC]
Prescribed by
Bob Taft, Secretary of State
30 East Broad Street, 14th Floor
Columbus, Ohio 43266-0418
Form LCO (July 1994)

                          ORIGINAL APPOINTMENT OF AGENT
                         (for limited liability company)

    The undersigned, being at least a majority of the members of

Diversified Opportunities Group Ltd.                         hereby appoints
-----------------------------------------------------------
            (name of limited liability company)
Jacobs Entertainment, Inc., an Ohio corporation              to be the agent
-----------------------------------------------------------
                     (name of agent)
upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The complete address of the agent is:

1231 Main Avenue
--------------------------------------------------------------------------------
                                (street address)
Cleveland                                                                   ,
---------------------------------------------------------------------------
(city, village or township) Note: P.O. Box addresses are not acceptable

Ohio    44113
     -----------
      (zip code)

                           SEE ATTACHED SIGNATURE PAGE


-------------------------------------    ---------------------------------------
            (member)                                 (member)


-------------------------------------    ---------------------------------------
            (member)                                 (member)

(If insufficient space for all signatures, please attach a separate sheet containing additional signatures)

                            ACCEPTANCE OF APPOINTMENT

The undersigned, named herein as the statutory agent for Diversified
                                                         -----------
Opportunities Group Ltd., hereby acknowledges and accepts the
------------------------
(name of limited liability company)                   JACOBS ENTERTAINMENT, INC.
appointment of agent for said limited liability company.


                                                   -----------------------------
                                                         Agent's Signature


                                                   By: /s/ Illegible
                                                      --------------------------

                                  INSTRUCTIONS

1. Articles of organization must be accompanied by an original appointment of agent R.C. 1705.06(B).

2. The agent for a limited liability company must be an individual who is a resident of Ohio, an Ohio corporation, or a foreign corporation holding an Ohio license as a foreign corporation. R.C. 1705.06(A)

3. An original appointment of agent form must be signed by at least a majority of the members of the limited liability company. R.C. 1705.06(B)

                                                                      05445-0668

                      Diversified Opportunities Group Ltd.

                Signature Page for Original Appointment of Agent

The undersigned have hereunto subscribed their names as Members of Diversified Opportunities Group Ltd.

THE OPPORTUNITIES TRUST,                         JACOBS ENTERTAINMENT
U/A/D 2-1-96                                     LTD., an Ohio limited
                                                 liability company


By: /s/ Gary L. Bryenton                         By: /s/ Jeffrey P. Jacobs
    ---------------------------                     ----------------------------
    Gary L. Bryenton                                 Jeffrey P. Jacobs,
     Co-Trustee                                       Managing Member


And: /s/ Jeffrey P. Jacobs
    ---------------------------
    Jeffrey P. Jacobs,
     Co-Trustee